Municipal Cash Series II
A Portfolio of Cash Trust Series II

-----------------------------------------------------------------------------
Supplement to the Prospectus dated July 31, 2005

Lehman Brothers Inc. ("Lehman"), which holds substantially greater than a majority of the shares of the Fund on behalf of its customers, has notified Federated Securities Corp., the distributor of the Fund's shares ("FSC"), that Lehman intends to remove the Fund from its sweep platform, redeem those shares from the Fund and reinvest the proceeds into shares of a Lehman-sponsored fund. As a result, Lehman and FSC have agreed that those transactions are scheduled to occur on or about May 1, 2006.

In the opinion of FSC and the Fund's investment adviser, after the Lehman redemption, the Fund would be too small to remain viable in the long-term. As a result, FSC is working with the Fund's other shareholders and intermediaries to provide a suitable, alternative investment that is sponsored by FSC and/or its affiliates. After the Lehman redemption and until all investors' shares are redeemed from the Fund, FSC and its affiliates anticipate that they will waive certain fees that are payable by the Fund and/or reimburse certain expenses of the Fund to maintain the Fund's yield at a level competitive with other money market funds investing in municipal securities and sold primarily through brokers. In addition, FSC anticipates that it or its affiliates may make investments in the Fund to assist in maintaining a competitive yield. Since not all factors will be under the control of FSC and its affiliates, there is no assurance that any of these efforts will be successful.

Lehman and FSC have agreed that to effect this transition on an orderly basis and to enable the Fund's investment adviser to effectively manage the Fund's portfolio during the transition period, FSC will assist Lehman with the redemption of its customers' assets from the Fund and the subsequent transfer of the redemption proceeds. To compensate FSC for such assistance, Lehman and FSC have entered into an arrangement for Lehman to forego the receipt of a portion of payments, in an amount that may be substantial, Lehman otherwise would have been entitled to receive directly from FSC with respect to the investments of Lehman customers in other Federated Funds.

March 17, 2006



 (34565) 3/06



[GRAPHIC OMITTED]
Municipal Cash Series II

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com or call 1-800-341-7400.

Federated Securities Corp., Distributor